UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12,  2018

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)On February 12, 2018, Shane M. Cooke notified Alkermes plc (the “Company”) of his decision to resign from his role as President of the Company and Alkermes Pharma Ireland Limited, a subsidiary of the Company, effective March 5, 2018.

(d)On February 14, 2018, the Board of Directors (the “Board”) of the Company increased the number of directors of the Board from eight to nine and elected Shane M. Cooke as a Class III director effective March 30, 2018. Mr. Cooke’s term will expire at the Company’s 2020 annual general meeting of shareholders, unless he resigns or is removed before such time. As of the date of this Current Report on Form 8-K, Mr. Cooke has not been appointed to any committees of the Board.

Mr. Cooke will receive an annual cash retainer and equity compensation for his service on the Board as described in the “Director Compensation” section of the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 13, 2017 (the “Proxy Statement”). Mr. Cooke will receive a new director grant and a pro-rated annual grant at the first regularly scheduled Board meeting he attends after the effective date of his appointment as a director. The Board will determine the terms and amount of such new director grant and such pro-rated annual grant in accordance with the description in the “Director Compensation” section of the Proxy Statement.

In addition, the Company will enter into a deed of indemnification with Mr. Cooke substantially in the form previously filed on September 20, 2011 as Exhibit 10.2 to the Company’s Current Report on Form 8-K.

There is no arrangement or understanding between Mr. Cooke and any other person pursuant to which Mr. Cooke was selected as a director. Mr. Cooke is not, and has not been since January 1, 2017, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The full text of the press release issued in connection with the announcement of Mr. Cooke’s election to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Exhibit 99.1 contains hypertext links to information on the Company’s website and other parties’ websites.  The information on the Company’s website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
99.1	Press release issued by Alkermes plc dated February 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC
Date: February 14, 2018	By:	/s/ David J. Gaffin
David J. Gaffin
Senior Vice President, Chief Legal Officer and Secretary